UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 22, 2005

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 8.01:  Other Events
------------------------

     The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.12 (twelve cents) per share at its meeting held on November 22, 2005. The dividend is payable on December 31, 2005 to holders of record at the close of business on December 9, 2005.

Item 9.01:  Financial Statements and Exhibits
---------------------------------------------

(c)  Exhibits

         99.1  Press release dated November 23, 2005


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  November 23, 2005      By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Executive Vice
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting
                                   Officer)

Exhibit 99.1


         TRICO BANCSHARES ANNOUNCES INCREASE IN QUARTERLY CASH DIVIDEND



PRESS RELEASE                                     Contact:  Thomas J. Reddish
FOR IMMEDIATE RELEASE                             Executive Vice President & CFO
                                                  (530) 898-0300



CHICO, Calif. - (November 23, 2005) - The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.12 (twelve cents) per share at its meeting held on November 22, 2005. The dividend is payable on December 30, 2005 to holders of record at the close of business on December 9, 2005. This quarterly cash dividend of $0.12 per share represents a 9.1% increase from the $0.11 per share cash dividend paid in each of the last six quarters.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 30-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 16 in-store branch locations in 22 California counties, and as of September 30, 2005, had over $1.78 billion in assets. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 60 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.